SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report: July 13, 1998        Commission File No.: 0-9032


                    SONESTA INTERNATIONAL HOTELS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
             ------------------------------------------------------
                          (State or Other Jurisdiction)


                                   13-5648107
             ------------------------------------------------------
                     (I.R.S. Employer Identification Number)


                200 Clarendon Street, Boston, Massachusetts 02116
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (617) 421-5400


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

The Registrant hereby amends its Form 8-K of July 13, 1998, to include Item 7, consisting of the historical financial statements of the acquired company and pro forma financial information.

Item 2.  Acquisition or Disposition of Assets

On July 1, 1998, the Registrant, through its subsidiary, Sonesta Beach Resort Limited Partnership ("Purchaser") -- a Delaware limited partnership of which the Registrant's wholly-owned subsidiaries, Florida Sonesta Corporation ("FSC") and Key Biscayne Land Corporation are the sole general partner with a one percent (1%) partnership interest, and a limited partner with a 98% partnership interest, respectively -- acquired from Key Biscayne Limited Partnership ("Seller") its rights, title and interests in and to the real and personal property known as Sonesta Beach Resort, in Key Biscayne, Florida ("the Resort"). The Seller has a one- percent (1%) limited partnership interest in the Purchaser.

The Resort is a 300-room, full-service beachfront resort hotel sited on 10 acres in Key Biscayne, Florida. FSC has continuously operated the hotel under a management agreement since it sold the property to the Seller in 1984. The Resort has been operated by Sonesta as a deluxe beach hotel since it opened in the early 1970's. The Purchaser intends to continue operating the Resort as a deluxe resort hotel.

The purchase price consisted of FSC's release of the Seller from indebtedness owed to FSC and/or its affiliates in connection with the Registrant's sale of the Resort to the Seller, in 1984, and loans advanced by FSC to restore the Resort following Hurricane Andrew, in 1992. This indebtedness is carried on Sonesta's books at approximately $10,720,000 at March 31, 1998, and the debt had matured or otherwise become due and payable at the end of 1997 and/or in early 1998. In addition, the Purchaser assumed a first mortgage loan in the amount of $22,431,000; interest on this first mortgage loan is payable monthly at 11.78% per annum until April 1999 when it increases to 12.78% per annum, and matures in October 2000. No principal payments are due until the maturity date. The Purchaser has also agreed to pay the Seller additional compensation if it sells the Resort prior to January 1, 2002.

The transaction was completed pursuant to a pre-packaged bankruptcy. A Joint Plan of Reorganization was filed by the Seller and FSC in the U.S. Bankruptcy Court for the Southern District of Florida, Miami Division, on April 23, 1998, and the Plan was confirmed by the Court on June 25, 1998.

Item 7. Financial Statements and Exhibits.

        a) Financial statements of Key Biscayne Limited Partnership ("KBLP"):

                                                                          Page
           Balance sheets as of December 31, 1997 and 1996                 3

           Statements of operations and accumulated deficit for
             the three years ended December 31, 1997, 1996 and 1995        5

           Statements of Cash flow for the three years ended
               December 31, 1997, 1996 and 1995                            6

           Notes to financial statements                                   7

           Report of independent auditors                                 14


        b) Pro Forma financial information (unaudited) of the Registrant reflecting the acquisition of a 99% partnership interest in Sonesta Beach Resort Key
           Biscayne from KBLP:

           Proforma condensed consolidated balance sheet
               as of June 30, 1998                                        15

           Proforma condensed consolidated statement of
               operations for the six month period ended
               June 30, 1998                                              17

           Proforma condensed consolidated statement of
               operations for the year ended December 31, 1997            18

           Notes to Proforma consolidated financial statements            19

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SONESTA INTERNATIONAL HOTELS CORPORATION

                           By: ____________________________________
                               Boy van Riel
                               Vice President & Treasurer

July 13, 1998

                        KEY BISCAYNE LIMITED PARTNERSHIP

                                 Balance Sheets

                                                                                December 31
                                                                           1997               1996
                                                                      -------------------------------
Assets
Current assets:
   Cash and cash equivalents                                          $   774,074         $   761,117
   Accounts receivable trade, less allowance
     for doubtful accounts of $33,000 in 1997
     and 1996                                                           2,422,488           2,174,432
   Inventories                                                            430,567             388,900
   Prepaid expenses                                                       754,301             376,301
   Other assets                                                            79,839              72,885
                                                                      -----------         -----------
         Total current assets                                           4,461,269           3,773,635

Property and equipment, at cost:
   Land                                                                 6,218,403           6,218,403
   Building and improvements                                           23,344,066          22,840,338
   Furniture and equipment                                              4,402,900           3,678,885
                                                                      -----------         -----------
                                                                       33,965,369          32,737,626
   Less accumulated depreciation and amortization                       6,928,377           5,703,759
                                                                      -----------         -----------
           Net property and equipment                                  27,036,992          27,033,867
                                                                      -----------         -----------
                                                                      $31,498,261         $30,807,502
                                                                      ===========         ===========

                        KEY BISCAYNE LIMITED PARTNERSHIP

                                 Balance Sheets

                                                   December 31
                                               1997            1996
                                         ----------------------------
Liabilities
Current liabilities:
   Accounts payable                      $    828,232    $    695,716
   Accounts payable to operator               209,330         485,595
   Advance deposits                         1,027,974         841,213
   Accrued liabilities:
     Salaries and wages                       740,513         597,390
     Interest                                 137,500         339,010
     Taxes other than income taxes            262,361         181,787
     Other                                    626,526         574,196
                                         ------------    ------------
                                            1,766,900       1,692,383
                                         ------------    ------------
             Total current liabilities      3,832,436       3,714,907

Long-term debt                             41,088,735      41,808,176
Deferred interest payable                  18,298,153      15,918,317

Pension liability, non current                233,495         226,587

Partners' deficit:
             Partnership capital           15,267,588      15,267,588
             Accumulated deficit          (47,222,146)    (46,128,073)
                                         ------------    ------------
 Total partners' deficit                  (31,954,558)    (30,860,485)
                                         ------------    ------------
                                         $ 31,498,261    $ 30,807,502
                                         ============    ============

See accompanying notes.

                        KEY BISCAYNE LIMITED PARTNERSHIP

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                  Years ended December 31, 1997, 1996 and 1995

                                        1997           1996             1995
Revenue:
   Rooms                           $ 15,060,609    $ 13,486,028    $ 12,637,257
   Food and beverage                  7,792,035       7,240,550       7,159,614
   Parking, telephone and other       2,547,557       2,224,203       2,105,884
                                   ------------    ------------    ------------
                                     25,400,201      22,950,781      21,902,755


Costs and expenses:
   Costs and operating expenses      11,735,287      10,688,062      10,303,445
   Advertising and promotion          1,995,123       1,797,604       1,821,161
   Administrative and general         3,738,204       3,409,315       3,029,164
   Human resources                      386,586         328,659         305,112
   Maintenance                        1,320,729       1,289,550       1,222,956
   Property taxes                       671,337         660,182         557,204
   Rentals                               53,955          41,356          98,196
   Depreciation and amortization      1,224,124       1,120,421       1,048,866
                                   ------------    ------------    ------------
                                     21,125,345      19,335,149      18,386,104


Operating income                      4,274,856       3,615,632       3,516,651

Interest expense                     (5,437,667)     (5,277,343)     (5,266,617)
Interest income                          68,738          21,159          25,592
Insurance gain                             --           900,419            --
                                   ------------    ------------    ------------


Net loss                             (1,094,073)       (740,133)     (1,724,374)

Accumulated deficit at
  Beginning of year                 (46,128,073)    (45,387,940)    (43,663,566)
                                   ------------    ------------    ------------
Accumulated deficit at end
  of year                          $(47,222,146)   $(46,128,073)   $(45,387,940)
                                   ============    ============    ============

See accompanying notes.

                        KEY BISCAYNE LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                  Years ended December 31, 1997, 1996, and 1995

                                                      1997           1996           1995
                                                  -----------------------------------------
Cash provided (used) by operating activities
   Net loss                                       $(1,094,073)   $  (740,133)   $(1,724,374)
   Items not requiring (providing) cash
          Depreciation and amortization             1,224,124      1,120,421      1,048,866
          Deferred interest                         2,380,331      2,034,419      1,879,819
          Pension expense                               6,908         38,181         40,000

   Change in assets and liabilities
      Accounts receivable                            (248,056)        82,861       (979,723)
      Inventories                                     (41,667)       (28,917)        (9,622)
      Prepaid expenses                               (378,000)        75,704       (224,282)
      Other assets                                     (6,954)        91,644       (121,018)
      Accounts payable                                132,516        151,075         60,109
      Advance deposits                                186,761         35,353       (146,490)
      Accounts payable to operator                   (276,265)      (145,471)       318,010
      Accrued liabilities                              74,517         95,520        240,381
                                                  -----------    -----------    -----------

          Cash provided by operating activities     1,960,142      2,810,657        381,676

Cash used by investing activities
    Expenditures for property and equipment        (1,227,743)      (972,914)      (512,324)
                                                  -----------    -----------    -----------
          Cash used by investing activities        (1,227,743)      (927,914)      (512,324)

Cash used by financing activities
    Payments on long-term debt                       (719,442)    (1,670,401)      (152,915)
                                                  -----------    -----------    -----------
          Cash used by financing activities          (719,442)    (1,670,401)      (152,915)

Net increase (decrease) in cash and cash               12,957        167,342       (283,563)
    equivalents
Cash and cash equivalents at beginning of year        761,117        593,775        877,338
                                                  -----------    -----------    -----------

Cash and cash equivalents at end of year          $   774,074    $   761,117    $   593,775
                                                  ===========    ===========    ===========
Cash paid for:
    Interest                                      $ 3,258,848    $ 3,251,016    $ 3,162,393
                                                  ===========    ===========    ===========

See accompanying notes.

                        KEY BISCAYNE LIMITED PARTNERSHIP

                          NOTES TO FINANCIAL STATEMENTS

                  Years ended December 31, 1997, 1996 and 1995

1. SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

Key Biscayne Limited Partnership ("KBLP") is the owner of the Sonesta Beach Resort, located in Key Biscayne, Florida (the Resort). KBLP purchased the Resort from Sonesta International Hotels Corporation (Sonesta) in 1984. The Resort is operated by Florida Sonesta Corporation, a subsidiary of Sonesta, under a long-term management agreement. Sonesta has provided loans to KBLP both in connection with the purchase of the Resort in 1984, and in connection with the restoration and re-opening of the Resort following Hurricane Andrew, which caused severe damage to the Resort in 1992. The debt to Sonesta matured or otherwise became payable at the end of 1997 and in early 1998 (see Note 5, Long-term Debt).

Key Biscayne Hotel Associates, Ltd. and VMS Realty Investment, Ltd., the general partners of KBLP, hold interests of 98.99% and .91%, respectively. Limited Partners hold a .1% interest. Partners' deficit balances attributable to the General and Limited Partners are as follows:

                                       General Partners    Limited Partners
Loss for years ended December 31,
            1997                         (1,092,978)          (1,095)
            1996                           (739,393)            (740)
            1995                         (1,722,650)          (1,724)

Deficit at December 31,
            1997                         (31,908,272)         (46,286)
            1996                         (30,815,294)         (45,191)

Subsequent Events

A Joint Plan of Reorganization was filed by KBLP and Florida Sonesta Corporation in the U.S. Bankruptcy court for the Southern District of Florida, Miami Division, in April 1998. The Plan was confirmed by the Court on June 25, 1998. Under the Plan, Sonesta Beach Resort Limited Partnership (SBRLP), in which KBLP has a one percent limited partnership interest, acquired all real and personal property of the Resort. FSC and Key Biscayne Land Corporation, both subsidiaries of Sonesta International Hotels Corporation, are the sole general partner and a limited partner of SBRLP, with a 1% and 98% partnership interest, respectively. This transaction was completed on July 1, 1998. FSC and affiliates of KBLP released KBLP from its indebtedness in connection with the Resort (see
Note 5 (b), 5 (c) and 5 (d), Long-Term debt). SBRLP assumed the first mortgage note (see Note 5 (a)), and assumed the indebtedness to FSC and extended its maturity on a long-term basis.

Merchandise and supplies

Merchandise and supplies are stated at the lower of cost (first-in, first-out) or market.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Advertising

The cost of advertising is generally expensed as incurred.

Revenues

Revenues are generally recognized as services are provided.

Property and equipment

Depreciation and amortization of items of property and equipment are computed on the straight-line method using the following estimated useful lives:

         Buildings and improvements           30 to 40 years

         Furniture and equipment               5 to 10 years

Beginning in 1997, the cost of operating equipment (chinaware, glassware, linens, etc.) is charged to expenses in the period during which such equipment is put in circulation. Previously, the cost of such equipment was amortized over its useful life. The effect of the change was not deemed to be material to the Partnerships' financial position or results of operations. Included in furniture and equipment is the value, at cost, of the operating equipment not in circulation.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and short-term, highly liquid investments with maturities of less than 91 days, which are readily convertible into cash.

Income Taxes

No provisions for income taxes has been made as the liability for such taxes is the obligation of the partners of KBLP.

2. TRANSACTIONS WITH MANAGEMENT COMPANY

The Resort is operated by Sonesta under a long-term management agreement. For its services, Sonesta is entitled to a management fee of 3% and a marketing fee of 1 1/2% of gross revenues of the Resort. Sonesta is also entitled to certain incentive fees based on net operating income, as defined. No incentive fees were earned by Sonesta during the periods reflected in these financial statements. Sonesta also charges the Resort for certain other services, such as purchasing and design services, and advertising and reservation services.

During 1997, 1996, and 1995, Sonesta's management and marketing fee charges totaled $1,143,000, $1,033,000 and $986,000 respectively. During 1997, 1996 and
1995, Sonesta's charges also included reservation fees of $55,000, $37,000 and $41,000, respectively, and fees charged by Sonesta's advertising subsidiary of $76,000 in 1997, and $69,000 in each of the years 1996 and 1995. Charges from Sonesta for design and purchasing services were $90,000, $59,000 and $50,000 in 1997, 1996 and 1995, respectively.

3. TRANSACTIONS WITH AFFILIATED COMPANIES

The Resort pays a management fee equal to 3/4 of 1% of revenues to Strategic Realty Inc., an affiliate of the general partner of KBLP, which provides asset management services for the Resort which include services pertaining to accounting, tax and insurance related matters, and certain other services. During 1997, 1996 and 1995, Strategic Realty Inc.'s fees totaled $191,000, $172,000 and $164,000, respectively.

4. COSTS AND EXPENSES

The following summarizes costs and operating expenses:

                                  1997                1996              1995
                               -----------        -----------       -----------
Rooms                          $ 3,658,022        $ 3,213,190      $  2,939,407
Food and beverage                6,121,442          5,705,097         5,603,998
Heat, light and power              879,667            856,427           837,479
Other                            1,076,156            913,348           922,561
                               -----------        -----------       -----------
                               $11,735,287        $10,688,062       $10,303,445
                               ===========        ===========       ===========

5. LONG-TERM DEBT

Long-term debt consists of the following:

                                             1997           1996
                                         ------------    ------------
First mortgage note (a)                  $ 22,431,486    $ 22,431,486

Mortgage notes from Sonesta (b)            11,500,000      11,500,000

Mortgage loans from Affiliates (c)          3,317,426       3,317,426

Other loans from operator (d)               3,839,823       4,559,264
                                         ------------    ------------
Subtotal                                   41,088,735      41,808,176

Deferred interest                          18,298,153      15,918,317
                                         ------------    ------------
Total long-term debt                     $ 59,386,888    $ 57,726,493
                                         ============    ============

   a) This loan in the original amount of $22,000,000 is secured by a first mortgage on the Sonesta Beach Resort Key Biscayne property. By agreement certain unpaid interest during 1992 and 1993 was added to the loan, which brought the loan to its current balance. The loan requires monthly interest payments based on a pay rate of 10.78% until November 1, 1997, 11.78% from November 1, 1997 until April 1, 1999, and 12.78% from April 1, 1999 until the maturity date, which is October 1, 2000. The loan accrues interest at a rate of 12.78% per annum, and the deferred interest, being the difference between the interest at 12.78% and the interest based on the aforementioned pay rate, will become payable only in the event that the loan is not repaid at maturity. The deferred interest is not recorded on the accompanying balance sheets. No principal payments are due during the term of the loan.

   b) KBLP received two loans from Sonesta in 1984. The first loan of $5,000,000 has an interest rate of 14-1/2%, of which 11% is payable in quarterly installments, and 3-1/2% is deferred until maturity. This loan matured on December 31, 1997. The second loan in the amount of $6,500,000 accrues simple interest at a rate of 10% per year. The maturity date of this loan is December 31, 2004. No principal payments are due on either of these loans until maturity. The maturity of the aforementioned loan of $5,000,000, which totaled $11,481,332 including deferred interest on the maturity date, caused certain other loans from Sonesta to become due and payable.

   c) These loans consist of an assignment note of $2,000,000 which accrues interest at 12%, and a loan of $1,317,426 which accrues interest at 10% per annum. These notes matured on December 31, 1997. Both loans are secured by mortgages on the Resort's property, which are junior to the mortgages which secure the loans mentioned in (a) and (b) above. The terms and amounts of these notes were amended pursuant to KBLP's plan of reorganization (see Note 1).

   d) Sonesta, the operator of the Resort made loans in the original aggregate amount of $5,475,000 under five separate agreements during 1993 and 1994. These loans earn interest at rates ranging from the prime rate (8-1/2% at December 31, 1997) to 14-1/2%. Of these loans, an amount of $2,684,000 and interest thereon is secured by a mortgage on the resort's property. Principal and interest are payable from available cash flow after payment of all resort expenses, including the fees mentioned in notes 2 and 3, and after payment of interest on the first mortgage loan in (a) above, and the current interest payable on the $5,000,000 mortgage loan in (b) above.

6. PENSION AND BENEFIT PLANS

Pension Plan

Substantially all of the KBLP's employees participate in a non-contributory defined benefit pension plan (the Plan). Benefits are based on the employee's years of service and the highest average monthly salary during any 60 consecutive months of employment. KBLP's funding policy is to contribute annually at least the minimum contribution required by ERISA.

The pension cost for the Plan for the years 1997 and 1996 was computed as follows:

                                              1997            1996
                                            ---------       ---------
Service cost                                $ 235,539       $ 219,149
Interest cost                                 198,087         193,423
Return on plan assets                        (325,077)       (138,624)
Amortization of:
   Unrecognized transition liability           72,131          72,131
   Unrecognized asset (gain) loss             160,033         (27,023)
                                            ---------       ---------
                                            $ 340,713       $ 319,056
                                            =========       =========

The following table sets forth the funded status of the Plan at December 31, 1997 and 1996:

                                                                    1997         1996
                                                                ----------    ----------
Actuarial present value of accumulated benefit obligation:
   Vested                                                       $1,844,226    $1,804,085
   Nonvested                                                       199,289       120,586
                                                                ----------    ----------

Accumulated benefit obligation                                   2,043,515     1,924,671
Effect of assumed increase in compensation
   levels                                                        1,001,993       835,725
                                                                ----------    ----------

Projected benefit obligation                                     3,045,508     2,760,396
Market value of Plan assets                                      1,741,466     1,592,748
                                                                ----------    ----------

Projected benefit obligation in excess of
    Plan assets                                                  1,304,042     1,167,648

Unrecognized net gain                                               (5,424)       94,743
Unrecognized net transition obligation                            (735,734)     (807,864)
                                                                ----------    ----------
Accrued pension liability, including current portion            $  562,884    $  454,527
                                                                ==========    ==========

         The Plan's assets include equity and fixed income securities, short-term investments and cash.

         Assumptions used to develop the pension costs were:

                                                      1997       1996
                                                      ----       ----
Assumed discount rate                                  7.0%      7.25%
Assumed rate of compensation increases                 4.0%      4.0%
Expected weighted average rate of return on
    Plan assets                                        8.5%      8.5%

Savings Plan

The Resort has an employee savings plan (the "Savings Plan") that qualifies as a deferred salary arrangement under Section 401(K) of the Internal Revenue
Code. The Savings Plan started on August 1, 1996. Under the Savings Plan, participating employees may defer a portion of their pre-tax earnings up to the Internal Revenue Service annual contribution limit. All employees of the Resort are eligible to participate in the Savings Plan. Participating employees may choose to invest their contributions in each one of the seven mutual funds, which include equity funds, balanced funds and a money market fund. The Savings Plan does not provide for contributions by the Resort.

7. YEAR 2000 (Unaudited)

During 1997, KBLP committed to address issues related to required changes in computer systems for the year 2000. KBLP expects that by December 31, 1998, all year 2000 issues will have been addressed, either by programming changes implemented by third party vendors to purchased systems, or through the upgrading or purchase of year 2000 compliant hardware and equipment. Extensive testing is expected in 1998 and 1999. Management believes there is no material risk that KBLP will fail to address year 2000 issues in a timely manner. KBLP expects that costs related to the year 2000 issue will not be material.

                         Report of Independent Auditors

The Board of Directors and Shareholders
Sonesta International Hotels Corporation:

We have audited the accompanying balance sheets of Key Biscayne Limited Partnership (the "Partnership") as of December 31, 1997 and 1996, and the related statements of operations and accumulated deficit, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Key Biscayne Limited Partnership at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 21, 1998

SONESTA INTERNATIONAL HOTELS CORPORATION                               x $ 1,000

                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                  June 30, 1998

                                                              Sonesta Beach                                  Pro forma
    ASSETS                                                          Resort,             Other             consolidated
                                              Historical       Key Biscayne       adjustments            balance sheet
 Current assets:
      Cash                                       $ 4,160            $ 3,456          $     --                 $  7,616
      Accounts and notes receivable                7,483              2,619              (756)  (a)              9,324
                                                                                          (22)  (b)
      Current portion of deferred taxes              254                 --                66   (g)                320
      Inventories                                    799                402                --                    1,201
      Prepaid expenses                             1,292                415                --                    1,707
                                                --------           --------          --------                ---------
          Total current assets                    13,988              6,892              (712)                  20,168

 Long-term receivables and advances               13,387                 --              (225)  (b)              2,442
                                                                                      (10,720)  (c)

 Property and Equipment, at cost:
      Land                                         3,013              6,218               782   (f)             10,013
      Buildings                                   41,455             23,297               620   (b)             68,378
                                                                                      (21,722)  (c)
                                                                                        1,740   (d)
                                                                                        2,953   (g)
                                                                                       (4,555)  (e)
                                                                                       24,590   (f)
      Furniture and equipment                     22,970              4,718            (2,404)  (f)             25,284
      Leasehold improvements                       2,951                 --                --                    2,951
      Projects in progress                           241                286               --                       527
                                                --------           --------          --------                ---------
                                                  70,630             34,519             2,004                  107,153
      Less accumulated depreciation and
          amortization                            25,597              7,567            (7,567)  (f)             25,597
                                                --------           --------          --------                ---------
            Net property and equipment            45,033             26,952             9,571                   81,556

 Other long-term assets                            1,081                --                --                     1,081
                                                --------           --------          --------                ---------
                                                 $73,489            $33,844          $ (2,086)                $105,247
                                                ========           ========          ========                =========

SONESTA INTERNATIONAL HOTELS CORPORATION                               x $ 1,000

                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                  June 30, 1998

LIABILITIES, STOCKHOLDERS' EQUITY                             Sonesta Beach                                  Pro forma
   AND PARTNERS' DEFICIT                                            Resort,             Other             consolidated
                                              Historical       Key Biscayne       adjustments            balance sheet
 Current liabilities:
      Current portion of long-term debt and
          capitalized lease obligations         $  3,997           $     --          $     --                 $ 3,997
      Accounts payable                             2,840              1,346              (618)  (a)             3,568
      Advance deposits                             1,358              1,122                --                   2,480
      Federal, foreign and state income taxes        690                 --                --                     690
      Accrued liabilities                          9,090              1,673              (138)  (a)            10,998
                                                     --                  --               373   (b)                --
                                                --------           --------          --------                --------
          Total current liabilities               17,975              4,141              (383)                 21,733

 Long-term debt                                   27,121             59,806           (32,442)  (c)            51,670
                                                                                        1,740   (d)
                                                                                       (4,555)  (e)

 Deferred federal and state income taxes           2,389                 --             3,019   (g)             5,408

 Other non-current liabilities                     1,276                432                --                   1,708

 Commitments and contingencies

 Redeemable preferred stock                          294                 --                --                     294

 Common stockholders' equity:
      Common stock                                 3,488                                                        3,488
      Retained earnings                           29,072                                                       29,072
      Partners' deficit                                             (30,535)           30,535   (f)                --
      Treasury shares                             (8,126)               --                 --                  (8,126)
                                                --------           --------          --------                --------
          Total common stockholders' equity       24,434            (30,535)           30,535                  24,434
                                                --------           --------          --------                --------
                                                $ 73,489           $ 33,844          $ (2,086)               $105,247
                                                ========           ========          ========                ========

SONESTA INTERNATIONAL HOTELS CORPORATION                               x $ 1,000

             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                  For the six month period ended June 30, 1998

                                                                                                         Pro forma
                                                              Sonesta Beach                           consolidated
                                                                    Resort,             Other            statement
                                              Historical       Key Biscayne       adjustments            of income
 Revenues:
      Rooms                                     $ 22,470            $ 9,390            $   --             $ 31,860
      Food & beverage                              8,853              4,288                --               13,141
      Management, license and service fees         3,851              1,239              (723)  (a)          4,367
      Parking, telephone and other                 2,922                 --                --                2,922
                                                --------            -------            ------             --------
 Total revenues                                   38,096             14,917              (723)              52,290

 Costs and expenses:
      Costs and operating expenses                14,668              6,134                --               20,802
      Advertising and promotion                    2,875                801              (222)  (a)          3,454
      Administrative and general                   6,472              1,862              (501)  (a)          7,833
      Human resources                                786                182                --                  968
      Maintenance                                  2,596                675                --                3,271
      Rentals                                      4,422                 30                --                4,452
      Property taxes                                 595                363                --                  958
      Depreciation and amortization                2,520                637              (111)  (e)          3,046
                                                --------            -------            ------             --------
                                                  34,934             10,684              (834)              44,784
                                                --------            -------            ------             --------
 Operating income                                  3,162              4,233               111                7,506

 Other income (deductions):
      Interest expense                            (1,449)            (2,856)              275   (b)         (2,473)
                                                                                        1,260   (c)
                                                                                          297   (d)
      Interest income                                527                 42              (275)  (b)            294
      Foreign exchange gain                            1                 --                --                    1
      Gain on sales of assets                         16                 --                --                   16
                                                --------            -------            ------             --------
                                                    (905)            (2,814)            1,557               (2,162)

 Income before income taxes                        2,257              1,419             1,668                5,344

 Federal, foreign and state income
      tax provision                                  956                 --             1,182   (f)          2,138
                                                --------            -------            ------             --------
 Net income                                        1,301              1,419               486               $3,206
                                                ========            =======            ======             ========

 Basic earnings per share of common stock         $ 0.62                                                     $1.54

 Weighted average number of shares
      outstanding                                  2,068                                                     2,068

 SONESTA INTERNATIONAL HOTELS CORPORATION                              x $ 1,000

             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                      For the year ended December 31, 1997

                                                                                                        Pro forma
                                                              Sonesta Beach                          consolidated
                                                                    Resort,            Other            statement
                                              Historical       Key Biscayne      adjustments            of income
 Revenues:
      Rooms                                     $ 39,865           $ 15,061         $    --              $ 54,926
      Food & beverage                             16,423              7,792              --                24,215
      Management, license and service fees         6,884                 --          (1,364) (a)            5,520
      Parking, telephone and other                 5,296              2,547              --                 7,843
                                                --------           --------         -------              --------
 Total revenues                                   68,468             25,400          (1,364)               92,504

 Costs and expenses:
      Costs and operating expenses                28,035             11,735              --                39,770
      Advertising and promotion                    5,520              1,995            (512) (a)            7,003
     Administrative and general                   12,653              3,738            (852) (a)           15,539
     Human resources                               1,607                387              --                 1,994
     Maintenance                                   5,017              1,321              --                 6,338
     Rentals                                       6,499                 54              --                 6,553
     Property taxes                                1,185                671              --                 1,856
     Depreciation and amortization                 4,603              1,224            (263) (e)            5,564
                                                --------           --------         -------              --------
                                                  65,119             21,125          (1,627)               84,617
                                                --------           --------         -------              --------
Operating income                                   3,349              4,275             263                 7,887

Other income (deductions):
     Interest expense                             (2,861)            (5,438)            550  (b)           (4,931)
                                                                                      2,413  (c)
                                                                                        405  (d)
     Interest income                               1,103                 69            (550) (b)              622
     Foreign exchange loss                            (3)                --              --                    (3)
     Gain on sales of assets                          22                 --              --                    22
                                                --------           --------         -------              --------
                                                  (1,739)            (5,369)          2,818                (4,290)

Income (loss) before income taxes                  1,610             (1,094)          3,081                 3,597

Federal, foreign and state income
     tax provision                                   677                 --             761  (f)            1,438
                                                --------           --------         -------              --------
Net income (loss)                               $    933           $ (1,094)        $ 2,320               $ 2,159
                                                ========           ========         =======              ========

Basic earnings per share of common stock        $   0.44                                                  $  1.03

Weighted average number of shares
     outstanding                                   2,068                                                    2,068

NOTES TO THE PROFORMA FINANCIAL STATEMENTS (Unaudited)

   Basis of presentation

   The proforma balance sheet at June 30, 1998 presents the historical balance sheet of the Registrant and is adjusted to reflect the acquisition of the Sonesta Beach Resort Key Biscayne, assuming this transaction took place on June 30, 1998.

   The proforma statements of operations for the year ended December 31, 1997 and for the six month period ended June 30, 1998 present the historical statements of income of the Registrant for the year ended December 31, 1997 and the six month period ended June 30, 1998, both of which are adjusted to reflect the acquisition of Sonesta Beach Resort Key Biscayne assuming this transaction took place on January 1, 1997 and January 1, 1998, respectively. Please note that because of the seasonal nature of the tourist industry in Florida, income during the first 6 months of the year is higher than during the last 6 months of the year.

   Adjustments to proforma balance sheets

   Following is a summary of the required adjustments to the proforma balance sheet at June 30, 1998:

      (a) Elimination of intercompany payables and receivables, and elimination of interest accrual and receivable between KBLP and Sonesta at June 30, 1998.

      (b) Accrual of costs for legal and accounting services related to the transaction.

      (c) Elimination of Sonesta's loans from KBLP recorded at June 30, 1998 on Sonesta's books in the amount of $10,720,000, and adjustment of the loans and deferred interest owed by KBLP to Sonesta of $21,722,000, which had previously been fully reserved by Sonesta.

      (d) Adjustment of the first mortgage loan assumed by Sonesta to reflect interest at current market rates on this loan until its maturity in October 2000.

      (e) Write down of KBLP's loans to its affiliated parties from the amounts recorded on KBLP's books at June 30, 1998, to the actual liability assumed by Sonesta.

      (f) Adjustment of KBLP's partners capital, its accumulated deficit and accumulated depreciation, and the adjustment of the real and personal property to the book value of the assets assumed by Sonesta.

      (g) Recording of deferred tax assets and liabilities, primarily due to book and tax basis differences of the assets assumed by Sonesta.

   Adjustments to proforma statements of operations

   Following is a description of the required adjustments to the proforma statements of operations for the six month period ending June 30, 1998 and the year ending December 31, 1997:

      (a) To eliminate management, marketing, and other fees earned by Sonesta under its management agreement with KBLP prior to July 1, 1998.

      (b) To eliminate current interest paid by KBLP to Sonesta pursuant to a second mortgage loan from Florida Sonesta Corporation to KBLP.

      (c) To adjust KBLP's statement of operations for interest expense recorded on Sonesta loans, which was reserved by Sonesta due to non-payment, and by interest on other loans which are not being assumed by Sonesta.

      (d) To adjust interest expense for:

          - reduction in interest expense on the first mortgage loan assumed by Sonesta due to adjustment of the above market interest rate to market rate.

          - addition of interest expense on a new $500,000 loan payable to affiliates of the Seller on December 31, 2001.

      (e) Adjustment of depreciation expense based on consolidated book value of the assets of Sonesta Beach Resort Key Biscayne following the transaction.

      (f) Provision for federal and state income taxes on the additional income from Sonesta Beach Resort Key Biscayne.